Report of Independent Accountants on Applying
Agreed-Upon Procedures

Social Finance, Inc.
One Letterman Drive, Bldg. A, Suite 4700
San Francisco, CA 94129

We ("us" or "PwC") have performed the procedures enumerated below, which were agreed to by Social Finance, Inc., Deutsche Bank Securities Inc., Goldman Sachs & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and Synovus Securities, Inc., who are collectively referred to herein as the "Specified Parties", solely to assist you in performing certain procedures relating to the accuracy of certain attributes of the private student loans with respect to the SoFi 2018-B securitization transaction (the "Transaction"). Social Finance, Inc. ("SoFi" or "Company") is responsible for the accuracy of certain attributes of the private student loans with respect to the Transaction (the "Responsible Party"). The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Procedures and Findings:

In connection with the Transaction, the Specified Parties agreed on a sample size of 100 private student loans (the "Sample 1 Loans"), which were selected using a simple random sample from the pool of assets on the Initial Data Tape identified by the Company as being loans that will collateralize the Transaction. The Specified Parties also agreed on a sample size of 20 private student loans (the "Sample 2 Loans"), which were selected using a simple random sample from the pool of assets on the Upsize Data Tape identified by the Company as being additional loans that may collateralize the Transaction. The Sample 1 Loans and Sample 2 Loans are collectively the "Sample Loans".

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•
The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Private Placement Memorandums that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Private Placement Memorandums.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;
•	Your compliance with Rule 15Ga-2 of Securities Exchange Act of 1934;
•	The reasonableness of any of the assumptions provided by the Company; and
•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire Data Tape based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

Data, Information and Documents Provided

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase "compared" refers to the comparison of one or more data elements to underlying documentation.

•	The phrase "recalculated" refers to a recalculation of one of more data elements using a prescribed methodology.

The "Data Files" refer to the following files provided by the Company:

•	The "Data Tape" refers to an electronic data file labeled "2018-B Loan Tape (Initial & Upsize) v08.xlsx"
o	The "Initial Data Tape" refers to the work sheet labeled "Initial"
o	The "Upsize Data Tape" refers to the work sheet labeled "Upsize"

•	An electronic data file labeled "2018-B Borrower Name File.xlsx" (the "Borrower Name File")

The "Source Files" refer to the following files provided by the Company:

•	An electronic data file labeled "Sofi_PWC_Audit_02062018.13FEB2018.csv" (the "Servicing Information Support File")

•	Certain promissory note, loan agreement and truth in lending act disclosure statements (collectively, the "Originating Documents")

•	For each of the Sample Loans, an export from the underwriting system (collectively, the "Underwriting System Export Files")

     PricewaterhouseCoopers LLP, 600 13th Street, N.W., Washington, DC 20005
T: (202) 414-1000 , F: (202) 414 1301, www.pwc.com/us

Report of Independent Accountants on Applying Agreed Upon Procedures
SoFi 2018-B Tape to File Review

•	For each of the Sample Loans, and for each borrower or co-borrower, as applicable, the following data files (collectively, the "Income Verification Documentation"):

o	W-2s, pay statements, personal tax returns, business tax returns, employer offer letters, and/or other documents relating to income, and
o	Certain additional supporting documentation from the auto-verification of employment and income through the Equifax product "WorkNumber" and the InVerify Reports.

•
Electronic documents labeled "GEN-3.1.eIncomeGuidelinesandProcedures-121217-2201.pdf" and "GEN-4.1.dStudentLoanReviewingProcedures-211117-1102.pdf" (collectively, the "Gross Income Calculation Methodology File")

•	An electronic document labeled "GEN-4.1.fMedicalResidencyRefinance-080218-2253.pdf" (the "Medical Resident Income Projection File")

Loan File Review

Using the Initial Data Tape, we randomly selected the Sample 1 Loans from the 9,972 loans represented on the Initial Data Tape for review. Using the Upsize Data Tape, we randomly selected the Sample 2 Loans from the additional 2,818 loans included on the Upsize Data Tape, and not included on the Initial Data Tape, for review.

We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Data Tape or Borrower Name File based on the sample size and results of the procedures performed.

We performed certain comparison and recalculation procedures, as applicable, for certain student loan characteristics (the "Sample Characteristics") set forth on the Data Tape and Borrower Name File and indicated below.

Sample Characteristics
1. Loan type (In-School, REFI, PLUS, PARENT, MEDREFI)	10. Last day of enrollment (In-School Only)
2. Borrower first name	11. Deferment end date (if applicable)
3. Borrower last name	12. Forbearance end date (if applicable)
4. Borrower state	13. First disbursement date
5. Original loan balance	14. Loan status
6. Current interest rate	15. Borrower credit score
7. Current loan balance	16. Gross income
8. Repayment begin date	17. School name
9. Repayment end date	18. Graduation date

Procedures Performed (the "Procedures")

For each of the Sample Loans, using the information, instruction, methodology, and assumptions provided by the Company, the field mapping in Exhibit 1, and the additional assumptions in Exhibit 2, we compared the value in the Data Files to:

✓	Sample Characteristics 1, 15, 17 and 18: the Underwriting System Export Files
✓	Sample Characteristics 2-4 and 6-14: the Servicing Information Support File
✓	Sample Characteristic 5: the Originating Documents
✓
Sample Characteristic 16: for Medical Resident Refi Loans a) the Medical Resident Income Projection File, and for all other loans b) a recalculated value derived using the Income Verification Documentation and the Gross Income Calculation Methodology File

With respect to the Procedures performed, we compared and agreed or recalculated and agreed, as applicable, the Sample Characteristics to the relevant Source Files and noted the following differences. For purposes of performing these agreed-upon procedures, no exceptions were reported for differences less than the thresholds outlined in Exhibit 2.

Sample Characteristic	Loan ID	Data File Value	Source File Value
Gross Income	1168926	90,581.92	45,126.64
Gross Income	4926066	166,008.03	153,336.51
Gross Income	5294129	90,193.90	83,981.70
Gross Income	5432478	160,100.00	100,100.00

We make no representations regarding the methodologies or assumptions provided to us by the Lead Underwriter and the Company, including those in Exhibits 1 and 2.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the accuracy of certain attributes of the private student loans with respect to the SoFi 2018-B securitization transaction.  Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the information and use of the Specified Parties, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report's contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchange Act of 1934).

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

Washington, DC

March 6, 2018

Report of Independent Accountants on Applying Agreed Upon Procedures
SoFi 2018-B Tape to File Review

Exhibit 1

The following table lists, for each Sample Characteristic, the relevant field within each Source File used for the purposes of the Procedures.

Sample Characteristics	Data File	Data Field	Source File	Source Field
1. Loan type (In-School, REFI, PLUS, PARENT, MEDREFI)	Data Tape	app_type	Underwriting System Export Files	N/A
2. Borrower first name	Borrower Name File	first_name	Servicing Information Support File	FNAME
3. Borrower last name	Borrower Name File	last_name	Servicing Information Support File	LNAME
4. Borrower state	Data Tape	state	Servicing Information Support File	State
5. Original loan balance	Data Tape	original_prin	Originating Documents	N/A
6. Current interest rate	Data Tape	cur_int_rate	Servicing Information Support File	IRATE
7. Current loan balance	Data Tape	current_prin	Servicing Information Support File	CURRENTPRINCIPAL
8. Repayment begin date	Data Tape	repay_begin_dt	Servicing Information Support File	LNREPAYSTART
9. Repayment end date	Data Tape	maturity_dt	Servicing Information Support File	LNEXPPAYOFF
10. Last day of enrollment (In-School Only)	Data Tape	enrollment_mo_rmn	Servicing Information Support File	N/A (no In-School loans)
11. Deferment end date (if applicable)	Data Tape	deferment_end_dt	Servicing Information Support File	DEFRENDDT
12. Forbearance end date (if applicable)	Data Tape	grace_end_dt	Servicing Information Support File	FORENDDT
13. First disbursement date	Data Tape	first_disb_dt	Servicing Information Support File	FIRSTDSBDATE
14. Loan status	Data Tape	loan_status_detail_desc	Servicing Information Support File	LOANSTATUS
15. Borrower credit score	Data Tape	credit_score	Underwriting System Export Files	N/A
16. Gross income	Data Tape	gross_income	For Medical Resident Refi Loans a) the Medical Resident Income Projection File, and for all other loans b) the Income Verification Documentation and the Gross Income Calculation Methodology File	N/A
17. School name	Data Tape	school_name	Underwriting System Export Files	N/A
18. Graduation date	Data Tape	graduation_dt	Underwriting System Export Files	N/A

Report of Independent Accountants on Applying Agreed Upon Procedures
SoFi 2018-B Tape to File Review

Exhibit 2

At the instruction of the Company, for the purposes of the Procedures, we applied the following rules as a supplement to the table in Exhibit 1:
•
With respect to our comparison of Characteristics 2 and 3, in the event that the borrower name, as set forth on the Borrower Name file, did not match the Servicing Information Support File, the Originating Documents were used to perform the Procedures;

•
With respect to our comparison of Characteristic 4, in the event that the borrower state, as set forth on the Data Tape, did not match the Servicing Information Support File, the Originating Documents were used to perform the Procedures;

•	With respect to our comparison of Characteristic 9, differences of 30 days or less are noted to be "in agreement";
•
With respect to our comparison of Characteristic 12, in the event that the forbearance end date, as set forth on the Data Tape, is a date preceding the "as of date" of the Data Tape, a null value was used in place of the Data Tape value to compare with the value set forth on the Servicing Information Support File;

•
With respect to our comparison of Characteristic 14, a loan status of (i) "IN REPAY", "1-9 DAYS DELNQ", or "10-29 DAYS DELNQ" as set forth on the Data Tape is noted to be "in agreement" with a loan status of "3" as set forth on the Servicing Information Support File and (ii) "REFI GRACE" as set forth on the Data Tape is noted to be "in agreement" with a loan status of "5" as set forth on the Servicing Information Support File;

•	With respect to our comparison of Characteristic 15, if multiple credit scores are observed in the Underwriting System Export Files, the highest score is used;
•
With respect to our recalculation of Characteristic 16, if a Sample Loan included a co-signer or co-borrower, we were instructed to include the gross income of such co-signer or co-borrower in the calculation of gross income for the purposes of the Procedures;

•
With respect to our comparison of Characteristic 16, if a Sample Loan is a Medical Resident Refi Loan, we were instructed to compare the gross income amount indicated on the Data Tape to the projection listed in the Medical Resident Income Projection File for the corresponding medical resident program listed in the Data Tape for that Sample Loan;

•
With respect to our recalculation of Characteristic 16, differences of 3.5% or less of the gross income amount indicated on the Data Tape are noted to be "in agreement", however, the Company noted 11 borrowers (Loan IDs 4672723, 5132181, 5175496, 5326665, 5369553, 5409049, 5412719, 5431570, 5514553, 5516611 and 5546346) that qualified for their loans with a gross income value that was lower than the PwC recalculated value and the difference between the PwC recalculated value and the Data Tape value is greater than 3.5%. For these loans, "Gross income" is noted to be "in agreement" if the Data Tape value matches the "gross income" value listed in the Underwriting System Export Files;

•
With respect to our comparison of Characteristic 17, School name is noted to be "in agreement" if a borrower's school name is listed as "Other" on the Data Tape and the Underwriting System Export Files also lists the school name as "Other";

•
With respect to our comparison of Characteristics 17 and 18, if a borrower earned multiple degrees (i.e. Bachelor's and Master's degrees), the values for those characteristics set forth on the Data Tape are noted to be "in agreement" if they correspond to any of the values in the Underwriting System Export Files (i.e. it is not considered to be a difference if Characteristic 17 corresponded to a Bachelor's degree while Characteristic 18 corresponded to a Master's degree);

•
With respect to our comparison of Characteristics 17 and 18, we did not perform our Procedures for the Parent and Plus Loans included in the Sample Loans, since the Company does not verify these characteristics in the underwriting process; and

•	With respect to our comparison of Characteristic 18, differences of 60 days or less are noted to be "in agreement".